Exhibit 10.46

AMENDMENT THREE

to the

ORACLE PARTNERNETWORK

EMBEDDED SOFTWARE LICENSE DISTRIBUTION AGREEMENT

between

GUIDANCE SOFTWARE, INC.

AND

ORACLE AMERICA, INC.

This document (“Amendment Three]”) amends the Oracle PartnerNetwork Embedded Software License Distribution Agreement (US-OPN-EMBD-12147270-28-NOV-2008) between Guidance Software, Inc. (“you” and “your”) and Oracle America, Inc. (“Oracle”), dated November 28, 2008 and any and all amendments thereto (the “agreement”).

The parties hereby agree to amend the agreement as follows:

1.                   Modify Section C. (Trial Licenses), as follows:

a.         In the first sentence, replace the phrase “50 End Users” and replace it with the phrase “250 End Users.”

b.         Replace the phrase “30 days” with the phrase “90 days” (a total of 3 instances)

2.              In Section L. (Term and End of Agreement), delete the second sentence (as amended) and replace it with the following:

“The term of the agreement shall continue through and until February 28, 2020.”

Other than the modifications above, the terms and conditions of the agreement remain unchanged and in full force and effect.

The effective date of this Amendment Three is February 29, 2016.

GUIDANCE SOFTWARE, INC.		ORACLE AMERICA, INC.

By:	/s/ Barry Plaga	By:
Barry Plaga (Feb 24, 2016)

Name:	Barry Plaga	Name:

Title:	COO and CFO	Title:
Signature		Signature
Date:	Feb 24, 2016	Date:

1

OUTSIDE IN

PREPAID ROYALTY ADDENDUM

to the

EMBEDDED SOFTWARE LICENSE DISTRIBUTION AGREEMENT

between

GUIDANCE SOFTWARE, INC.

and

ORACLE AMERICA, INC.

This Outside In Prepaid Royalty Addendum (the “Addendum”) is between Oracle America, Inc. (“Oracle”) and Guidance Software, Inc. (“you”) and shall be governed by and incorporated into the terms of the Oracle PartnerNetwork Embedded Software License Distribution Agreement (US-OPN-EMBDD-12147270-28-NOV-2008) between Oracle and you dated November 28, 2008 (the “agreement”). For clarification purposes, the agreement, not the Addendum, is dated November 28, 2008. The rights and obligations defined herein are in addition to all terms in the agreement. Defined terms used in the agreement shall have the same meaning under this Addendum, unless expressly stated otherwise. If there is a direct conflict between a term of this Addendum and a term of the agreement with respect to the subject matter of this Addendum, the term of this Addendum shall prevail.

1.              Definitions

For the purposes of this Addendum:

The term “Distribution Term” shall mean a period of 4 years from the effective date hereof unless terminated earlier as provided herein.

The term “program(s)” or “embedded programs” shall refer to the following Oracle programs: Outside In Viewer, Outside In Content Access and Outside In Web View Export.

The term “embedded” shall refer to the requirements and restrictions defined in the Outside In Application Package Registration Form with which the application package must comply.

The term “Unit” shall be defined as the right to install a single installation of the application package on a single piece of hardware.

2.              Prepaid Licenses

Notwithstanding anything to the contrary in and pursuant to the terms of this Addendum and the agreement, in consideration for your payment of $1,650,000 (“Prepaid Royalty”) you may distribute licenses of the embedded programs as part of the application package specified in section 7 below (the “application package(s)”) to end users (“Prepaid Licenses) during the Distribution Term (i) to new end users to whom you have never previously distributed the application package, and (ii) to end users to whom you have previously distributed the application package under a distribution agreement with Oracle prior to the date of this Addendum for additional incremental usage of the application package, provided that the end user has continuously maintained technical support for the application package previously distributed. Notwithstanding anything to the contrary in the agreement, the license fee payable for each Prepaid License shall be in accordance with the license fee table below:

License Fee Table

Application Package	License Fee
EnCase Endpoint Agent

You agree to pay fees for the distribution of Prepaid Licenses with your EnCase Endpoint Agent application package equal to the license fee set forth in the applicable Outside In Application Registration Form in section 7

EnCase Client

Notwithstanding anything to the contrary in the Outside In Application Package Registration form dated February 29, 2016 for the distribution of Prepaid Licenses with your EnCase Client application package, you agree to pay a license fee equal to $28.00 per Unit, as defined above in section 1.

EnForce Server

Notwithstanding anything to the contrary in the Outside In Application Package Registration form dated February 29, 2016 for the distribution of Prepaid Licenses with your EnCase Client application package, you agree to pay a license fee equal to $500.00 per Unit, as defined above in section 1.

Any distribution rights granted will be limited to the application package(s) and may not be combined with any additional functionality or additional application programs. For the first year of the Distribution Term, the fee for end user technical support for the Prepaid Licenses (the “Initial Annual Support Fee”) shall be $181,500.

You agree to submit to Oracle a monthly report for Prepaid Licenses distributed to end users in accordance with section 5 below. During the Distribution Term, the license fee due under such monthly report shall be deducted from the amount of the Prepaid Royalty until such time as the Prepaid Royalty is reduced to zero. When the Prepaid Royalty is reduced to zero then further distribution of the embedded programs and services and the related fees due shall be in accordance with section 3 below.

Technical support for the Prepaid Licenses shall be renewed annually for the duration of the Distribution Term. Notwithstanding anything to the contrary in the agreement, for each renewal year in the Distribution Term the fee for such renewal will not increase by more than 3% over the prior year’s fees. The Initial Annual Support Fee set forth above does not include any fees due and payable to Oracle for technical support for any programs distributed by you prior to the effective date of this Addendum, any fees due and payable to Oracle for technical support for any programs distributed by you under a prior distribution agreement with Oracle, any technical support fees due for Incremental Licenses set forth in section 3 below or any fees due and payable to Oracle for technical support for any programs distributed by you under the agreement which are not included in this Addendum.

The Prepaid Royalty and Initial Annual Support Fee payable to Oracle under this section 2 of this Addendum are due Within 30 days of Oracle’s signature of this Addendum. This payment obligation is non-cancelable, and the sum paid is nonrefundable, is not subject to set-off for any reason, and is not subject to the completion or occurrence of any event after the effective date of this Addendum.

In the event that you do not (a) distribute the embedded programs and Prepaid Licenses in accordance with this Addendum and the agreement or (b) pay the annual technical support fees due for any renewal year under this Addendum for the duration of the Distribution Term, then the Distribution Term and your right to distribute the embedded programs and the Prepaid Licenses under this Addendum and to contract for or provide technical support for the embedded programs and the Prepaid Licenses shall immediately terminate.

3.              Incremental Licenses

When the amount of the Prepaid Royalty has been reduced to zero then, for the remainder of the Distribution Term, you may continue to distribute the embedded programs with the application package to end users pursuant to section B of the agreement, Distribution Rights (hereinafter such additional distributed programs shall be referred to as “Incremental Licenses”) provided that you (a) pay Oracle the applicable license fees and annual technical support fees for any such Incremental Licenses in accordance with the terms of this section 3 and (b) submit quarterly reports for the Incremental Licenses and services for such Incremental Licenses in accordance with section 5 below.

Notwithstanding anything to the contrary in section H of the agreement, Fees and Taxes, for the Distribution Term, you agree to pay fees for the distribution of Incremental Licenses (“Incremental License Fee”) in accordance with the table below:

Incremental License Fee Table

Application Package	License Fee
EnCase Endpoint Agent

You agree to pay fees for the distribution of Prepaid Licenses with your EnCase Endpoint Agent application package equal to the license fee set forth in the applicable Outside In Application Registration Form in section 7

EnCase Client

Notwithstanding anything to the contrary in the Outside In Application Package Registration form dated February 29, 2016 for the distribution of Prepaid Licenses with your EnCase Client application package, you agree to pay a license fee equal to $28.00 per Unit, as defined above in section 1.

EnForce Server

Notwithstanding anything to the contrary in the Outside In Application Package Registration form dated February 29, 2016 for the distribution of Prepaid Licenses with your EnCase Client application package, you agree to pay a license fee equal to $500.00 per Unit, as defined above in section 1.

In addition, with regard to fees for technical support you contract for or provide to end users for the Incremental Licenses, you agree to pay Oracle an annual technical support fee equal to 11% of the Incremental License Fee for the first year that end users contract for or obtain technical support from you. Thereafter, renewal fees for annual technical support services for the embedded programs shall be subject to Oracle’s then current technical support policies and the terms of the addendum and agreement.

Annual technical support fees for all Incremental Licenses are due and payable annually in advance and shall be renewed annually for the duration of the Distribution Term. Following the end of the Distribution Term, you must continue to pay Oracle technical support fees for technical support you contract for or provide to your end users for Incremental License pursuant to the terms of the agreement and addendum, and Oracle’s then-current technical support policies.

4.              Technical Support Following the End of the Distribution Term

Following the end of the Distribution Term, you may continue to renew technical support for the embedded programs and contract for or provide technical support to your end users of such programs provided that you continuously maintain technical support for the development licenses, you pay all applicable fees set forth in this the Addendum, and you maintain your membership in the Oracle PartnerNetwork. Following the end of the Distribution Term, renewal of annual technical support services shall be provided in accordance with Oracle’s then-current technical support policies and the terms of the agreement and this Addendum. Subject to the terms of the agreement, the renewal fee for the first year for technical support for the embedded programs shall be equal to the total technical support fee paid for the last year of the Distribution Term plus Oracle’s then current technical support annual percentage increase which shall not exceed 3%. After the first year following the end of the Distribution Term, renewal fees for annual technical support services for the embedded programs shall be subject to Oracle’s then current technical support policies and the terms of the Addendum and agreement.

Renewal fees for technical support shall be invoiced by Oracle annually in advance. Fees for technical support shall be due and payable in advance thirty (30) days from date of invoice. Your payment obligation for technical support fees is non-cancelable, and the sum paid is nonrefundable, is not subject to set-off for any reason, and is not subject to the completion or occurrence of any event after the effective date of this Addendum.

5.              Reporting

You shall submit quarterly reports for the embedded programs that you distribute pursuant to this Addendum in accordance with Section F of the agreement, Reporting. Notwithstanding anything to the contrary in the agreement, in each quarterly report that you submit pursuant to this section 5, you shall provide the following information: the name of the programs licensed; the name, including date or version, of the applicable end user license agreement; the name, including the date or version, of your agreement with Oracle under which the programs are being distributed; the applicable license metrics, quantity, and term designation; the date of the end user’s order; and the total license and end user technical support fees payable to the Oracle group for that quarter. Notwithstanding the above, where an end user prohibits you from providing such end users’ name, address, and email address information to Oracle pursuant to a valid agreement between you and such end user, you may provide a unique identifier for each end user in lieu of the data elements required in the Partner Ordering Policy of end user name, address and email address. Such unique identifier shall include not less than the state and zip code (or country and postal code, if the end user is not located in the United States) where the end user resides. You agree to maintain a listing of such unique identifiers and the corresponding end user name, addresses and email addresses to to disclose to Oracle as part of an audit pursuant to Section V of the agreement and/or upon Oracle’s request in the event of an alleged breach of the end user license agreement by the end user. Additionally, for any specified unique identifier, you agree that at Oracle’s request you will confirm whether or not such unique identifier represents any company or commercial entity listed on a customer list provided by Oracle.

6.              Term

The term of this Addendum shall commence on the effective date below and shall be effective for the Distribution Term unless terminated earlier as provided herein or in the Addendum or agreement. Upon the end of the Distribution Term, your right to distribute the embedded programs under this Addendum and, except as set forth in section 4 above, to contract for or provide technical support for the embedded programs, shall cease. You will not be entitled to receive any refund or credit for any amount of the Prepaid Royalty that remains unused at the end of the Distribution Term. Notwithstanding anything to the contrary in this Addendum or the agreement, the term of this Addendum may not be extended or renewed, unless the parties agree in writing. You understand and agree that you may not continue to distribute the programs with the application package defined herein after the expiration or termination of this Addendum or the Distribution Term unless and until new terms and pricing have been agreed in writing by both parties. In the event that the term of the agreement expires before the term of this Addendum then for purposes of this Addendum only, the term of the agreement shall be extended for the remainder of the term of this Addendum.

7.              Application Packages

Your distribution of the embedded programs under this Addendum applies only to the application package(s) identified below and described in the relevant Outside In Application Package Registration Form attached to this Addendum.

List of Application Packages

EnCase Client

EnCase Endpoint Agent

EnForce Server

8.              Ownership and Restrictions

Notwithstanding anything to the contrary in this Addendum, and in addition to the restrictions in section G (License Agreement) of the agreement, you may not:

•          allow the programs to be accessed by any application or process not specifically described as the application package (whether such other application is developed by you or by a third party);

•          allow the output from the programs (for example: plain text, Unicode text, HTML or XML) to be accessed by any application, whether developed by you or not, which is not specifically described as the application package;

•           implement any sub-component or API of the programs as a standalone process without a specific license to do so;

•           expose or publish any program API to any third-party; or

•          allow the programs to be accessed, distributed, or sublicensed via web services architecture except where the content to be converted is directly controlled by the application package.

Oracle reserves any rights not expressly granted to your under this addendum.

9.              Supported File Format List

Notwithstanding anything to the contrary in this Addendum or the agreement, you may, at your option, reproduce and distribute all or a portion of the supported file format list found in the program documentation, provided, however, that under no circumstances shall You reproduce or distribute any other portion of the program documentation, including without limitation, any portion of the program documentation that exposes the program APIs.

10.       Warranties, Disclaimers, and Exclusive Remedies

For the purposes of this Addendum only, the following shall be inserted after the second paragraph of section I (Warranties, Disclaimers and Exclusive Remedies) of the Agreement:

“THE PARTIES ACKNOWLEDGE AND AGREE THAT FILE RENDERING AND CONVERSION ARE AFFECTED BY FACTORS INCLUDING, BUT NOT LIMITED TO, THE AVAILABLE FONTS AND DISPLAY SIZE ON THE TARGET MACHINE, AND THE CURRENT TAG SET AND CAPABILITIES OF SUPPORTED MARKUP LANGUAGES. AS SUCH, ONLY THOSE ELEMENTS OF THE SOURCE FILE THAT CAN BE REASONABLY REPRESENTED IN THE SELECTED FORMAT WILL BE DISPLAYED IN THE RENDERED OR CONVERTED FILE. FOR EXAMPLE, THE CONVERSION OF SPREADSHEETS TO IMAGES IS LIMITED BY THE STRUCTURE OF SPREADSHEET FORMATS WHICH IS NOT CONDUCIVE TO THE STRICT FORMATTING IMPOSED BY PAGE LAYOUT.”

11.       Internet Hosting

Notwithstanding the terms of the agreement, you shall have the right to license the application packages listed above in section 7 to end users so that such end users may use the application package to provide Internet hosting services to their customers (“Hosted Application Package”). You may allow your end users to provide access to the Hosted Application Package(s) for their customers’ business operations and/or to provide services to third parties using the Hosted Application Packages, provided that all such use shall be subject to the terms of the end user license agreement with the end user that meets the requirements of section G (License Agreement) of the agreement. Each (one) end user license may be used to host only one end user customer; for multiple-customer environments hosted by an end user, each one of the end user’s customers hosted by the end user in such multi-customer environment will require one license (per customer). You shall prohibit end users from reselling or assigning their Hosted Application Package licenses to their customers and from providing access to their customers to any Oracle programs. You agree to require end users to be financially responsible to Oracle for all damages or losses resulting from the end users’ and their customers’ breach of these terms. The terms by which the license fees due to Oracle are calculated under this Addendum, including section 3. Incremental Licenses shall be used in determining the license fees due to Oracle. Notwithstanding anything to the contrary in this Addendum and the agreement, you and your affiliated entities may not be considered end users under this paragraph (i.e., you and your affiliated entities cannot use the programs to provide Internet hosting services).

12.       Delivery

Oracle has no delivery obligation under this Addendum. You acknowledge that Oracle has previously delivered to your location, 1 copy of the software media and 1 set of program documentation (in the form generally available) for each program in the application package.

Other than the modifications above, the terms and conditions of this Addendum and agreement remain unchanged and in full force and effect. The effective date of this Addendum is February 29, 2016.

PARTNER:	GUIDANCE SOFTWARE, INC.	ORACLE AMERICA, INC.
Authorized Signature:	/s/ Barry Plaga	Authorized Signature:
Barry Plaga (Feb 24, 2016)
Name:	Barry Plaga	Name:
Title:	COO and CFO	Title:
Signature Date:	Feb 24, 2016	Signature Date:

Agreement No: US-OPN-EMBD-OIPADD-12147270-29-FEB-2016.

OUTSIDE IN APPLICATION PACKAGE REGISTRATION FORM

This Outside In Application Package Registration Form must be completed in its entirety. Any distribution rights granted will be limited to the Application Package detailed on this form and may not be combined with any additional functionality or additional application programs. A separate Outside In Application Package Registration Form is required for each application package that is functionally unique.

Once this Outside In Application Package Registration Form is complete and signed by you and Oracle, it will be attached to the executed Embedded Software License Distribution Agreement or addendum thereto.

Date Submitted:	29-JAN-2016

Effective Date:	February 29, 2016

Application Packages Covered under Agreement	N/A

Partner (Company) Name:	Guidance Software, Inc.	Partner Contact Name:	Ken Basore

Partner Address:	, PASADENA, US	Partner Contact Title:	SVP & CIO

OPN Status: (Partner, Certified, or Certified Advantage)	Gold	Partner Phone Number:	2299191

ESL Distribution Status: (Renewal or Initial Registration)	Renewal	Partner Contact Email Address:	ken.basore@guidancesoftware.com

Oracle Programs to be Embedded (please enter the name of each Oracle program included in the application package to be distributed to end users.): (to be completed by Oracle)

Outside In Viewer

Outside In Content Access

License Fee (to be completed by Oracle)

The license fee for the EnCase Client (as defined below) shall be equal to $28.00/Unit.

1

Oracle Programs Embedded Restrictions (to be completed by Oracle):

Functional components included in the Oracle Programs to be Embedded:

Oracle Outside In Content Access Software Development Kit: Will be used to identify files, extract text and metadata. All APIs and settings from the SDK may or may not be implemented depending on the needs of the application. The typical APIs used are: DAInitEx, DAOpenDocument, CAOpenContent, CAReadFirst, CAReadNext, CACloseContent, DACloseDocument, and DADelnit. There are other APIs, and settings functions licensed as part of the Content Access SDK, that may also be included to enhance this general flow. Oracle Outside In File Viewing Software Development Kit: Will be used to generate a view of the documents. All APIs and settings from the SDK may or may not be implemented depending on the needs of the application. The typical APIs used are: SCCVW_VIEWFILE, SCCVW_FILECHANGE, SCCVW_GETFILEINFO, SCCVW_VIEWTHISFILE. There are other APIs, and settings functions licensed as part of the View SDK, that may also be included to enhance this general flow

Embedded Restrictions

The Oracle Outside In Content Access SDK APIs will be embedded within the EnCase client application only. Outside In Content Access will be used exclusively to extract text and metadata from a wide range of file types for use with the EnCase application. It will not be used for any other purpose including integration with any file, text extraction, or filtering API of any existing or future Operating System.

File Formats	The Oracle programs will use the file formats listed in the program documentation.

2

Application Package Information (please provide the information requested below):

Name of Application Package:	EnCase Client
Application or Device description (please provide as much detail as possible):

The EnCase® client is a scalable software platform that integrates seamlessly with your existing systems to create an enterprise investigate infrastructure. This cutting-edge solution can be tailored to meet your unique needs, including the automation of time-consuming investigative processes, auditing endpoints for sensitive information and E-Discovery. The EnCase client may exist in one or more of the following configurations. Each configuration is compiled from the same code base and has the same core functionality as it relates to use of the Outside In Technologies. Differences in configurations are primarily user interface changes: - Examiner (thick client used by customers) - Task Runner (headless client used for processing)

Functions and objectives of the application package (please provide as much detail as possible):

-Securely investigate/analyze many machines simultaneously over LAN/WAN at the disk and memorylevel. -Acquire data in a forensically sound manner, using software that has an unparalleled record in courts worldwide. -Limit incident impact and eliminate system downtime with immediate response capabilities. -Investigate and analyze multiple platforms - Windows, Linux, AIX, OS X, Solaris and more - using a single tool. -Efficiently collect only potentially relevant data upon EnCase eDiscovery requests. -Proactively audit large groups of machines for sensitive or classified information, as well as unauthorized processes and network connections. -Identify fraud, security events and employee integrity issues wherever they are taking place - then investigate/remediate with immediacy and without alerting targets -Identify and remediate zero-day events, injected dlls, rootkits and hidden/rogue processes.

Are the Oracle programs embedded in a physical device? (yes or no)	Yes

Is this application comprised of separate application modules or components that are offered separately to end users?	No

How does the application use the Oracle programs?

The Oracle Outside In Content Access is used with the EnCase client to extract the content of files for processing and searching. The Oracle Outside In Viewer is used with the EnCase client to preview the content of files.

Do you provide technical support on the application or device to your end users?	Yes

Target markets and users:	electronic forensics, law enforecement, security, data privacy and electronic discovery markets

If renewing the Distribution Agreement for this application package, please highlight any changes in your application package since the last Distribution Agreement was signed:	N/A

3

Application Package Details (please answer yes or no to the question below and provide a detailed explanation in the space provided):

	Y/N	Please Explain:

Are the Oracle programs being packaged as an integrated component on the application program’s media? Please explain how the application package will be delivered to the end user.	Yes	Software Media

PARTNER:	Guidance Software, Inc.	ORACLE AMERICA, INC.
PARTNER ADDRESS:	, PASADENA, US
PARTNER FAX NO.:
Authorized Signature:	/s/ Barry Plaga	Authorized Signature:
Barry Plaga (Feb 24, 2016)
Name:	Barry Plaga	Name:
Title:	COO and CFO	Title:
Signature Date:	Feb 24, 2016	Signature Date:
Agreement No.:	US-OPN-EMBDD- 12147270-28-NOV-2008

4

OUTSIDE IN APPLICATION PACKAGE REGISTRATION FORM

This Outside In Application Package Registration Form must be completed in its entirety. Any distribution rights granted will be limited to the Application Package detailed on this form and may not be combined with any additional functionality or additional application programs. A separate Outside In Application Package Registration Form is required for each application package that is functionally unique.

Once this Outside In Application Package Registration Form is complete and signed by you and Oracle, it will be attached to the executed Embedded Software License Distribution Agreement or addendum thereto.

Date Submitted:	01-FEB-2016
Effective Date:	February 29, 2016
Application Packages	N/A
Covered under Agreement

Partner (Company)	Guidance Software,	Partner Contact Name:	Ken Basore
Name:	Inc.
Partner Address:	, PASADENA, US	Partner Contact Title:	SVP & CIO
OPN Status: (Partner,	Gold	Partner Phone Number:	2299191
Certified, or Certified
Advantage)
ESL Distribution Status: (Renewal or Initial Registration)	Initial Registration	Partner Contact Email Address:	ken.basore@guidancesoftware.com

Oracle Programs to be Embedded (please enter the name of each Oracle program included in the application package to be distributed to end users.): (to be completed by Oracle)

Outside In Content Access

License Fee (to be completed by Oracle)

The license fee for the EnCase Endpoint Agent (as defined below) shall be equal to $2.20 per concurrent connection permitted under the end user license agreement. The EnCase Enterprise Examiner may be installed on multiple computers by the end user, provided that the number of such computers concurrently connected at any given time (“EnCase Endpoint Agent”) may not exceed the number of concurrent connections permitted under the end user license agreement.

1

Oracle Programs Embedded Restrictions (to be completed by Oracle):

Functional components included in the Oracle Programs to be Embedded:

The programs will be used solely to: Oracle Outside In Content Access Software Development Kit: Will be used to identify files, extract text and metadata. All APIs and settings from the SDK may or may not be implemented depending on the needs of the application. The typical APIs used are: DAInitEx, DAOpenDocument, CAOpenContent, CAReadFirst, CAReadNext, CACloseContent, DACloseDocument, and DADelnit. There are other APIs, and settings functions licensed as part of the Content Access SDK, that may also be included to enhance this general flow.

Embedded Restrictions

The Oracle Outside In Content Access SDK APIs will be embedded within the EnCase client application only. Outside
In Content Access will be used exclusively to extract text and metadata from a wide range of file types for use with the EnCase application. It will not be used for any other purpose including integration with any file, text extraction, or filtering API of any existing or future Operating System.

File Formats	The Oracle programs will use the file formats listed in the program documentation.

Application Package Information (please provide the information requested below):

Name of Application Package:	EnCase Endpoint Agent
Application or Device description (please provide as much detail as possible):

The EnCase® Endpoint Agent is a subset of the Examiner platform and is used to access data at the desktop for the purpose of determing if it is relevant prior to collecting it for further processing. The Endpoint Agent is a headless client without a user interface.

Functions and objectives of the application package (please provide as much detail as possible):	Allow access to data on endpoints (individual computer systems) for the purpose of creating an index that can be used determine if the data is relevant to the current processing request.
Are the Oracle programs embedded in a physical device? (yes or no)	Yes
Is this application comprised of separate	No
application modules or components that are
offered separately to end users?
How does the application use the Oracle programs?	The Oracle Outside In Content Access is used with the EnCase Endpoint Agent to extract the content of files for processing and searching.
Do you provide technical support on the	Yes
application or device to your end users?
Target markets and users:	electronic forensics, law enforecement, security, data privacy and electronic discovery markets
If renewing the Distribution Agreement for this application package, please highlight any changes in your application package since the last Distribution Agreement was signed:	N/A

2

Application Package Details (please answer yes or no to the question below and provide a detailed explanation in the space provided):
	Y/N	Please Explain:

Are the Oracle programs being packaged as an integrated component on the application program’s media? Please explain how the application package will be delivered to the end user.	Yes	Software Media

PARTNER:	Guidance Software, Inc.	ORACLE AMERICA, INC.
PARTNER ADDRESS:	, PASADENA, US
PARTNER FAX NO.:
Authorized Signature:	/s/ Barry Plaga
	Barry Plaga (Feb 24, 2016)	Authorized Signature:
Name:	Barry Plaga	Name:
Title:	COO and CFO	Title:
Signature Date:	Feb 24, 2016	Signature Date:
Agreement No.:	US-OPN-EMBDD-
12147270-28-NOV-2008

3

OUTSIDE IN APPLICATION PACKAGE REGISTRATION FORM

This Outside In Application Package Registration Form must be completed in its entirety. Any distribution rights granted will be limited to the Application Package detailed on this form and may not be combined with any additional functionality or additional application programs. A separate Outside In Application Package Registration Form is required for each application package that is functionally unique.

Once this Outside In Application Package Registration Form is complete and signed by you and Oracle, it will be attached to the executed Embedded Software License Distribution Agreement or addendum thereto.

Date Submitted:	01-FEB-2016
Effective Date:	February 29, 2016
Application Packages	N/A
Covered under Agreement

Partner (Company)	Guidance Software,	Partner Contact Name:	Ken Basore
Name:	Inc.
Partner Address:	, PASADENA, US	Partner Contact Title:	SVP & CIO
OPN Status: (Partner,	Gold	Partner Phone Number:	2299191
Certified, or Certified
Advantage)
ESL Distribution Status: (Renewal or Initial Registration)	Initial Registration	Partner Contact Email Address:	ken.basore@guidancesoftware.com

Oracle Programs to be Embedded (please enter the name of each Oracle program included in the application package to be distributed to end users.): (to be completed by Oracle)

Outside In Web View Export

License Fee (to be completed by Oracle)

The license fee for the EnForce Server (as defined below) shall be $500.00/Unit.

1

Oracle Programs Embedded Restrictions (to be completed by Oracle):

Functional components included in the Oracle Programs to be Embedded:

Oracle Outside In Web View Export Software Development Kit: Will be used to generate HTML5 as a viewing mechanism supported by HTML5 capable browsers. All APIs and settings offered by the Web View Export SDK may be implemented within the sourcecode depending on the needs of the Guidance EnForce Server application. Common data access APIs used are: DAInitEx, DADelnit, DAOpenDocument, DACloseDocument, DARetrieveDocHandle, DASetOption, DAGetOption, DAGetFilelD, DAGetFilelDEx, DAGetErrorString, DAGetTreeCount, DAGetTreeRecord, DAOpenTreeRecord, DASaveTreeRecord, DACloseTreeRecord, DASetStatCallback, DASetFileAccessCallback, DAOpenSubdocumentByld, DAAddOptionltem, DAGetOptionItem, and DARemoveOptionltem. General export APIs are: ExOpenExport, EXCALLBACKPROC, EXCloseExport, EXRunExport, and EXExportStatus. Optional Annotation APIs are: EXHiliteText, EXHiliteTextEx, EXHiliteArea, EXAddStampAnnotation, EXAddComment, EXAddHiliteProperty, and EXApplyHilites. In addition the Web View Export Javascript API, Web View Export Java API, and Web View Export .NET API may also be implemented depending on the application development needs.

Embedded Restrictions

The Web View Export SDK will be used to produce output for consumption only within the context of the EnForce Server application and not for any use with existing or future operating systems, mail messaging clients, or products such as Lotus Notes, Microsoft Outlook, etc. APIs will be embedded within the source code of the Guidance EnForce Server application and associated functions thereof only.

File Formats	The Oracle programs will use the file formats listed in the program documentation.

2

Application Package Information (please provide the information requested below):

Name of Application Package:	EnForce Server
Application or Device description (please provide as much detail as possible):

The EnForce® server is a software platform that integrates seamlessly with your existing systems to create an enterprise investigate infrastructure. This cutting-edge solution can be tailored to meet your unique needs, including the automation of time-consuming investigative processes, auditing endpoints for sensitive information and E-Discovery. The EnForce Server provides a HTML-based user interface to investigators, incident responders and risk management practitioners. The EnForce Server exists in a single configuration, deployed as a standalone Windows service.

Functions and objectives of the application package (please provide as much detail as possible):

-Securely investigate/analyze many machines simultaneously over LAN/WAN at the disk and memorylevel. -Acquire data in a forensically sound manner, using software that has an unparalleled record in courts worldwide. -Limit incident impact and eliminate system downtime with immediate response capabilities. -Investigate and analyze multiple platforms - Windows, Linux, AIX, OS X, Solaris and more - using a single tool. -Efficiently collect only potentially relevant data upon EnCase eDiscovery requests. -Proactively audit large groups of machines for sensitive or classified information, as well as unauthorized processes and network connections. -Identify fraud, security events and employee integrity issues wherever they are taking place - then investigate/remediate with immediacy and without alerting targets -Identify and remediate zero-day events, injected dlls, rootkits and hidden/rogue processes.

Are the Oracle programs embedded in a	Yes
physical device? (yes or no)
Is this application comprised of separate	No
application modules or components that are
offered separately to end users?
How does the application use the Oracle programs? Do you provide technical support on the application or device to your end users?

The Oracle Outside In Web Viewer is used with the EnForce Server to present an HTML view of content to EnForce end- users. End-users will access the EnForce Server to review and understand data collected from various sources throughout an organization.

Yes

Target markets and users:	electronic forensics, law enforecement, security, data privacy and electronic discovery markets
If renewing the Distribution Agreement for this application package, please highlight any changes in your application package since the last Distribution Agreement was signed:	N/A

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Application Package Details (please answer yes or no to the question below and provide a detailed explanation in the space provided):
	Y/N	Please Explain:
Are the Oracle programs being packaged as	Yes	Software Media
an integrated component on the application
program’s media? Please explain how the
application package will be delivered to the end
user.

PARTNER:	Guidance Software, Inc.	ORACLE AMERICA, INC.
PARTNER ADDRESS:	, PASADENA, US
PARTNER FAX NO.:
Authorized Signature:	/s/ Barry Plaga
	Barry Plaga (Feb 24, 2016)	Authorized Signature:
Name:	Barry Plaga	Name:
Title:	COO and CFO	Title:
Signature Date:	Feb 24, 2016	Signature Date:
Agreement No.:	US-OPN-EMBDD-	[to be completed by Oracle]
12147270-28-NOV-2008

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Payment Schedule
(Software) No. 79177

Customer:	Guidance Software, Inc.	Executed by Customer (authorized signature):
		Signature:	/s/ Barry Plaga
Barry Plaga (Feb 24, 2016)
Address:	215 North Marengo Avenue	Name:	Barry Plaga
		Title:	COO and CFO
Pasadena CA 91101
Contact:		Executed by Oracle Credit Corporation:
Phone:		Signature:
Email Notice:		Name:
Order:		Title:
PPA No.:	Dated:	Contract Effective Date:

System Price:
Programs:		1,650,000.00
Support:		363,000.00
Total:	USD	2,013,000.00

Payment Schedule:

Payment Amount:	Due Date:
USD 610,000.00	60 days after the Contract Effective Date
USD 473,000.00	01-Sep-16
USD 473,000.00	01-Dec-16
USD 200,000.00	01-Apr-17
USD 257,000.00	01-May-17

Taxes: Customer agrees that OCC may add the applicable Taxes due on the System Price to each Payment Amount based on the applicable tax rate invoiced by Supplier at shipment. OCC may adjust subsequent Payment Amounts to reflect any change or correction in Taxes due.

Transaction Specific Terms (any terms specified in this section will supersede inconsistent terms elsewhere in the Contract):

This schedule (“Schedule” or “Payment Schedule”) is entered into by Customer and Oracle Credit Corporation (“OCC”) for the acquisition of the System from the applicable Supplier. This Contract replaces Customer’s payment obligation under the Order to Supplier to the extent of the System Price listed above and Customer agrees to pay the System Price (including Renewal Services fees) on an installment basis This Schedule incorporates by reference the terms and conditions of the above-referenced PPA to create a separate Contract. Each component of the System specified herein is further described in the Order. Any reference to “Order” or “Agreement” in this Contract shall mean the above-referenced Order above together with any other agreement governing Customer’s right in the System. The System Price is the amount set forth above for the items that are paid for through this Contract.

A.  SYSTEM: Customer has evaluated and independently selected the System and reviewed the Order prior to placing its Order and entering into this Contract. For the purposes of this Contract, the software and services are accepted. Before any part of the System is converted, replaced or traded in by Customer or any other party, Customer shall contact Operations to make arrangements to fulfill all its financial obligations under the Contract.

If the System Price includes fees for renewal periods of services after the first period of services (as such period is defined in the Order), such services will be “Renewal Services” and will be ordered through this Contract. At the start of each Renewal Services period, Renewal Services for that period will become a part of the System and are accepted for purposes of Customer’s payment obligations under the Contract. Renewal Services fees (and applicable Taxes) will be paid to Supplier (pursuant to the Supplier invoice) through this Contract, from the Payment Amounts (and applicable Taxes) received in the applicable Renewal Service period. Future increases in fees for Renewal Services (if any) are not included in the System Price or Payment Amounts, and shall be due separately to the applicable Supplier from Customer. Each Payment Amount (net of applicable fees for Renewal Services, if any) is comprised of a proportional amount of each component of the System Price (net of total fees for Renewal Services, if any). The term Order also includes orders (in whatever form) for Renewal Services included in the System.

B.    ADMINISTRATIVE: Customer agrees that OCC may insert the appropriate administrative information to complete the Contract, and OCC will provide a copy of the Contract upon request. For this Contract, the discount rate in the Remedies Section of the PPA shall be the lesser of the rate in the Contract or 2% (the “Index Rate”). OCC will countersign this Schedule upon Customer’s delivery of a fully executed Order, PPA, and any other documentation required by OCC (in form and substance acceptable to OCC), and upon such countersignature, the Contract will be effective as of the Contract Effective Date. All notices or contact for Operations shall be sent to ofd-notice_ww@oracle.com.

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